UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 11, 2019

STAR WEALTH GROUP INC.

 (Exact name of registrant as specified in its charter)

Nevada	333-200675	36-4817186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

903 Dannies Hse

20 Luard Rd

Wan Chai

Hong Kong

 (Address of Principal Executive Offices)

+852 6519 7111

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Changes in Registrant's Certifying Accountant

On March 11, 2019, Star Wealth Group Inc. (the “Company”) engaged Heaton & Company, PLLC dba Pinnacle Accountancy Group of Utah (“New Auditor”) as the independent registered accountant and dismissed Jorgensen & Co. (“Former Auditor”). As previously reported, on February 8, 2019, Michael Gillespie & Associates, LLP (“MG&A”) resigned as the independent registered accountant of Star Wealth Group Inc. (the “Company”). The decision to change auditors was approved by the Company’s Board of Directors.

Pursuant to applicable rules, the Company makes the following additional disclosures:

(a) MG&A’s reports on the consolidated financial statements of the Company as at and for the fiscal years ended September 30, 2018 and 2017 (i) did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained an explanatory paragraph in respect to uncertainty as to the Company’s ability to continue as a going concern and (ii) did not contain any “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except that as set forth in its Form 10-K for each of fiscal years ended September 30, 2018 and 2017, the Company identified material weaknesses in its internal control over financial reporting. MG&A did not issue any reports on the consolidated financial statements of the Company during the period from January 14, 2019 through date of dismissal (February 8, 2019).

(b) During the fiscal years ended September 30, 2018 and 2017 and through March 11, 2019, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the Former Auditor’s satisfaction would have caused it to make reference thereto in connection with the Former Auditor’s reports on the financial statements for such years.  During the fiscal years ended September 30, 2018 and 2017 and through February 8, 2018, there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

(c) During the fiscal years ended September 30, 2018 and 2017 and through March 11, 2019, the Company did not consult with the New Auditor  with respect to any matter whatsoever including without limitation with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

On March 12,  2019, the Company provided Former Auditor with a copy of the foregoing disclosure and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein.  A copy of the letter from the Former Auditor dated March 12, 2019 is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 16.1 -  Letter from Jorgensen & Co. dated March 12, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR WEALTH GROUP INC.

(Registrant)

/s/ Bum Chul Kim

Bum Chul Kim

Chief Executive Officer

Date: March 13, 2019

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